UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-23832

Florida	59-2280364
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

4345 Southpoint Blvd.
Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The exhibits to this report on Form 8-K contain statements that are not historical facts, including, but not limited to, statements regarding anticipated growth in revenue, gross and operating margins, cash flow from operations and earnings are based upon current expectations. Specifically, forward-looking statements in this press release include, without limitation, the Company’s expected results in GAAP EPS and growth goals for fiscal years 2009 - 2011. These statements are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause results to differ materially are the following: pricing and customer credit quality pressures; the loss of any of our distributorship agreements and our reliance on relationships with our vendors; our reliance on a limited number of elder care customers; the availability of sufficient capital to finance the Company’s business plans on terms satisfactory to the Company; competitive factors; the ability of the Company to adequately defend or reach a settlement of outstanding litigations and investigations involving the Company or its management; changes in labor, equipment and capital costs; changes in regulations affecting the Company’s business, such as the Medicare reimbursements and cliffs, changes in malpractice insurance rates and tort reform; future acquisitions or strategic partnerships; general business and economic conditions; and other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission. Many of these factors are outside the control of the Company. The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company also wishes to caution readers that it undertakes no duty or is under no obligation to update or revise any forward-looking statements.

Item 2.02. Disclosure of Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition and Item 7.01, Regulation FD Disclosure.

On May 7, 2008, PSS World Medical, Inc. (the “Company”) issued a press release in which the Company announced its financial goals for fiscal years 2009 - 2011. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. In connection with the press release, the Company has also made available certain supplemental financial information (“the Supplemental Information”) for the year ended March 28, 2008. This Supplemental Information is included as Exhibit 99.2 to this report and is incorporated herein by reference.

In accordance with General Instruction B.6 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1 and Exhibit 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The press release contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company has provided reconciliations within Supplemental Information of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The Company provides non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures are intended to supplement the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses, gains and losses that, when excluded from the GAAP results, may provide additional understanding of the Company’s core operating results or business performance. However, these non-GAAP financial measures are not intended to supercede or replace the Company’s GAAP results. A detailed reconciliation of the GAAP results to the non-GAAP results is provided within the financial supplement.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 7, 2008 with respect to the Registrant’s Fiscal Year 2009 financial goals.

99.2	Supplemental Information with respect to the Registrant’s Fiscal Year 2009 financial goals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2008

PSS WORLD MEDICAL, INC.

By:	/s/ David M. Bronson
Name:	David M. Bronson
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated May 7, 2008 with respect to the Registrant’s Fiscal Year 2009 financial goals.

99.2	Supplemental Information with respect to the Registrant’s Fiscal Year 2009 financial goals